SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 10, 1999
                                                 -----------------

                          TECHSCIENCE INDUSTRIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)


        Delaware                   2-68701                     22-2298015
(State or other jurisdiction     (Commission                  (IRS Employer
    of incorporation)            File Number)             Identification Number)


             3 Rockaway Place, Parsippany, New Jersey                  07054
             ------------------------------------------------------------------
             (Address of principal executive office)                 (ZipCode)

             Registrant's telephone number, including area code: (973) 263-8951


                                 Not Applicable
                                 --------------
         (Former name and former address, as changed since last report)

The Exhibit Index required by Item 601 of Regulations S-K appears on Page 2 of this Report.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 10, 1999, the Registrant entered into a written letter of intent (the "LOI")with PetPlanet.com, Inc., a non-affiliated California corporation ("PPI"). The LOI contemplated a reverse merger business combination wherein the Registrant will acquire all of the outstanding common stock and/or options and warrants of PPI solely in exchange for an aggregate of 7,325,000 authorized but unissued shares of the Registrant's Common Stock, $.01 par value per share(the "Reorganization Shares"), after which there will be 9,575,000 shares of the Registrant's Common Stock issued and outstanding (the "Reorganization"), giving PRO FORMA effect to the Reorganization. The Reorganization Shares will be issued to PPI's shareholders, option and warrant holders on a pro rata basis at which time PPI will become a wholly owned subsidiary of the Registrant.

The LOI provided that as a condition to the closing of the Reorganization, the Registrant shall close a private placement of 250,000 shares of its Common Stock for gross proceeds of at least $1,000,000 (the "Financing"). The Financing shall be made by the Registrant solely to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). The proceeds of the Financing shall be placed into escrow and released to the Registrant upon the closing of the Reorganization.

The LOI also  provided  that as  additional  conditions  to the  closing  of the
Reorganization:

         (i) the execution and delivery of a definitive Agreement and Plan of Reorganization (the "Definitive Agreement") between PPI, PPI's shareholders and the Registrant containing the basic terms and conditions set forth herein together with the customary representations, warranties and covenants;

         (ii)     mutual due diligence reviews;

         (iii) mutual approvals of the shareholders and Board of Directors of PPI and the Registrant;

         (iv) the production of audited financial statements by PPI and the Registrant;

         (v) the Registrant being current in its reporting obligation pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

         (vi) the Registrant having a positive tangible net worth of at least $975,000;

         (vii) the Registrant having a capitalization consisting of: (a) 20,000,000 shares of authorized common stock, $.01 par value per share, of which not more than 2,250,000 shares shall be issued and outstanding immediately prior to the Reorganization held by a minimum of 500 shareholders, giving PRO FORMA effect to the Financing; and
         (b)1,000,000 shares of authorized "blank check" preferred stock, $.01 par value per share, of which, no shares shall be issued and outstanding immediately before the Reorganization; and

         (viii) the resignation of all of the Registrant's officer and directors at the closing.

On February 5, 1999, and pursuant to the terms and conditions of five identical Accredited Investor Subscription Agreements with non-affiliated investors, the Registrant consummated a private placement under Rule 506 of Regulation D under the 33 Act (the

"Seed Money Private Offering"). The Seed Money Offering, which provided the necessary funding to implement the Reorganization, was comprised $24,800 principal amount of 30 day convertible promissory notes bearing interest at 9.6% per annum (the "Notes"). The Notes are convertible into an aggregate of 400,000 authorized but unissued shares of the Registrant's common stock, $.01 par value per share at $.062 per share which are ineligible for public sale for a period of 30 months from the date of issuance.

Thereafter on February 25, 1999, and pursuant to a Certificate of Restoration and Revival duly filed with the Delaware Secretary of State, the Registrant reinstated its Certificate of Incorporation in Delaware.

On February 19, 1999, and pursuant to the terms and conditions of two identical Accredited Investor Subscription Agreements with non-affiliated investors, the Registrant consummated a private placement under Rule 506 of Regulation D under the 33 Act (the "Bridge Private Offering"). The Bridge Private Offering, which provided the funding for the Registrant's bridge loan with PPI, was comprised of $150,000 principal amount of 10% promissory notes (the "Notes") and 100,000 unregistered shares of the Registrant's Common Stock, $.01 par value per share (the "Bridge Shares"). The Notes are due and payable on and the Bridge Shares are issuable at the closing date of the Reorganization with PPI (the "Closing").

On February 26, 1999, all of the Registrant's directors and the holders of approximately 67% of the issued and outstanding shares of the Registrant's common stock, $.01 par value per share, consented in writing to the adoption of a number of actions designed to implement the Reorganization (the AMajority Consent"). The Consent, which was adopted pursuant to the permissive provisions of Section 228(a) and 228(c) of the General Corporation Law of the State of Delaware (the "Delaware Sections"), was comprised of the authorization and/or approval of the following actions:

         (i)      the Reorganization;

         (ii) an amendment to the Registrant's Certificate of Incorporation to effectuate: (a) an increase in the number of authorized shares of common stock, $.01 par value per share to 20,000,000; (b) a four for twenty-five reverse split of all issued and outstanding shares (the "Reverse Split"); (c) the creation of an authorized class of 2,000,000 "blank check" shares of Preferred Stock, $.01 par value per share; and (d) a change of the name of the Registrant to PetPlanet.com, Inc.;

         (iii) a private placement under Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act") of an aggregate of 400,000 post Reverse Split Shares at $.062 per Share, which Shares shall be restricted for 30 months(the "Seed Money Private Offering");

         (iv) a private placement under Rule 506 of Regulation D under the Act of an aggregate of 250,000 restricted and post Reverse Split shares of common stock at $4.00 per share; and

         (v) an amendment to the Registrant's 1984 Incentive Stock Option Plan creating the 1999 Long Term Incentive Plan wherein an aggregate of 2,000,000 Post Reverse Split Shares are reserved for issuance of grants thereunder.

On March 4, 1999, and pursuant to the terms and conditions of a written Bridge Loan Agreement with PPI (the "Bridge Agreement"), the Registrant advanced the sum of $150,000 to PPI in order to fund PPI's operations in anticipation of the closing of the Reorganization (the "Bridge Loan"). The Bridge Loan was evidenced by a 10% secured, convertible promissory note due at the closing of the Reorganization (the "Bridge Note"). The Bridge Agreement provided that in the event the Reorganization does not close on or before May 15, 1999, the term of the Bridge Agreement shall be automatically extended to the earlier of the closing date of the first equity or debt financing consummated by PPI or October 1, 1999. The Bridge Note was secured by a continuing first lien and security interest in and to: (i) such number of authorized but unissued shares of PPI's common stock, no par value per share, as shall, when added to the number of issued and outstanding shares, shall equal fifty one (51%) percent of PPI's total issued and outstanding common stock capitalization; (ii) the right and title to PPI's PetPlanet.com domain name, website, website software and any and all copyrights, trademarks, servicemarks owned by PPI or acquired by PPI after the date of the Bridge Agreement; and (iii) any and all inventory, accounts receivable or other tangible or intangible assets acquired by PPI after the date of the Bridge Agreement.

On March 12, 1999, the Registrant, fulfilling its obligations under the Delaware Sections, caused Notice of Consent to Action by Majority Shareholders
(comprising the Majority Consent) together with a President's letter to Shareholders (the "Statutory Notice") to be mailed to the Registrant's shareholders and all broker dealers holding shares for the benefit of the Registrant's shareholders. The Statutory Notice was accompanied by a Notice of the Reverse Split, a transmittal form, a substitute Form W-9 and instructions for the transmittal form.

On March 18, 1999, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation to be filed with the secretary of State of the State of Delaware implementing the Reverse Split.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits and Index Required

                  Exhibit Index pursuant to Item 601(a) of Regulation   S-K

         NUMBER             EXHIBIT

         10 (c)   Letter of intent dated February 10, 1999
         10 (d)   506 Accredited investor Subscription Agreement
         10 (e)   Accredited investor Bridge Loan Subscription Agreement
         10 (f)   Certificate of Restoration and Revival
         10 (g)   506 Accredited investor Subscription Agreement
         10 (h)   Majority Consent
         10 (i)   Bridge loan Agreement
         10 (j)   Statutory Notice
         10 (k)   Certificate of Amendment to Certificate of Incorporation


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated:  Parsippany, New Jersey
        May 13, 1999


                                        TECHSCIENCE INDUSTRIES, INC.


                                        BY:/s/ JAMES T. WOLL
                                           -------------------------------------
                                           James T. Woll, President and Chief
                                           Executive Officer

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